PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 16: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2020 and 2019 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

All United States based entities:

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2020 and 2019:

	2020	2019
Federal income taxes at statutory rate	21.00%	21.00%
State income taxes at statutory rate	7.50%	7.50%
Temporary differences	0.38%	(0.82)%
Permanent differences	(0.98)%	(7.41)%
Change in valuation allowance	(27.90)%	(20.27)%
Totals	0.00%	0.00%

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of	As of
	December 31, 2020	December 31, 2019
Deferred tax assets:
Net operating losses before non-deductible items	$747,748	$579,118
Stock-based compensation	28,174	-
Depreciation	(1,616)	(1,616)
Total deferred tax assets	774,306	577,502
Less: Valuation allowance	(774,306)	(577,502)

Net deferred tax assets	$-	$-

As of December 31, 2020, the Company has a net operating loss carry forward of $2,777,151 expiring through 2037. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $196,804 in 2020.

The Company classifies income tax penalties and interest, if any, as part of other general and administrative expenses in the accompanying consolidated statements of operations. The Company did not expense any penalties or interest during the years ended December 31, 2020 or December 31, 2019 and did not accrue any penalties or interest as of December 31, 2020 or December 31, 2019.

India based entity:

Significant components of deferred tax liabilities as at December 31, 2020 and 2019 (was acquired May 2019):

	As of	As of
	December 31, 2020	December 31, 2019
Deferred Tax Assets:
Difference between book and tax base of fixed assets	$43,868	$56,696
Provision for gratuity	27,189	22,253
Provision for leave encashment	11,030	8,598
Operating lease	5,170	2,339
NOL carryforward (based on last tax return filed per Indian Income Tax laws)	43,140	11,404
Timing difference on TDS under 40a(ia)	9,002	-
MAT credit	8,644	8,860
Deferred Tax Assets	148,043	110,150

Net Deferred Tax Assets	148,043	110,150
Less: Valuation allowance	(148,043)	(110,150)
Net Deferred Tax Asset	$-	$-

Deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statement carrying values of assets and liabilities and their respective tax bases.

At December 31, 2020, the Company performed an analysis of the deferred tax asset valuation allowance due to management’s uncertainty about its realization. The Company when necessary will record a valuation allowance against this deferred tax asset. Based on the analysis, the Company has provided a valuation allowance against the full amount of said Deferred Tax Assets of $148,043 due to management’s uncertainty about its realization.